INVESTOR DAY NOVEMBER 16, 2021 Transformation Solar to Energy

Safe Harbor 2© 2021 Enphase Energy, Inc. Use of Forward-Looking Statements This presentation contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements concerning our anticipated financial performance and guidance, including revenues, gross margin, operating results, expenses and costs; our business strategies, including results of investments and acquisitions, and the expected size, trends and developments in markets in which we target and operate and in those to which we plan to expand; the anticipated capabilities, performance, and market adoption of Enphase’s new technologies, products and product features; the expected capacity of components and the availability of our products; our planned sustainability efforts; our performance in operations, including in logistics, product quality, cost management, and by our suppliers; our anticipated performance in customer service and that by installers of our products; and our expectations as to the impact and evolving effects of the ongoing COVID-19 pandemic. Any statements that are not of historical fact, may be forward-looking statements. Words used such as “anticipates,” “believes,” “continues,” “designed,” “estimates,” “expects,” “goal,” “intends,” “likely,” “may,” “ongoing,” “plans,” “projects,” “pursuing,” “seeks,” “should,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain these words. All forward-looking statements are based on our current assumptions, expectations and beliefs, and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Therefore, you should not place undue reliance on our forward-looking statements. A detailed discussion of risk factors that affect our business is included in the filings that we make with the Securities and Exchange Commission (SEC) from time to time, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available on the Enphase website at https://investor.enphase.com/sec-filings or on the SEC website at www.sec.gov. All forward- looking statements in this presentation are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events. Industry Information Information regarding market and industry statistics in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for purposes of economic analysis. Non-GAAP Financial Metrics • The Company has presented certain non-GAAP financial measures in this presentation. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix to this presentation. Non-GAAP financial measures presented by the Company include non-GAAP gross margin, operating income (loss), adjusted EBITDA, and free cash flow. • These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. Enphase believes that these non- GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business. • As presented in the “GAAP to non-GAAP Reconciliation” page, each of the non-GAAP financial measures excludes one or more of the following items for purposes of calculating non-GAAP financial measures to facilitate an evaluation of the Company’s current operating performance and a comparison to its past operating performance: • Stock-based compensation expense. The Company excludes stock-based compensation expense from its non-GAAP measures primarily because they are non-cash in nature. Moreover, the impact of this expense is significantly affected by the Company’s stock price at the time of an award over which management has limited to no control. • Tariff refunds. This item represents approved tariff refunds, and interest income earned on those refunds, by the U.S. Customs and Border Protection that qualify for the tariff exclusion on Chinese imported microinverter products that fit the dimensions and weight limits within a Section 301 Tariff exclusion under U.S. note 20(ss)(40) to subchapter III of chapter 99 of the Harmonized Tariff Schedule of the United States. Approved refunds relate to tariffs previously paid from September 24, 2018 to March 31, 2020 and are excluded from the non-GAAP measures as the refunds are non-recurring in nature for tariff costs incurred in the past and are not reflective of the Company’s ongoing financial performance. • Restructuring and asset impairment charges. The Company excludes restructuring charges due to the nature of the expenses being unplanned and arising outside the ordinary course of continuing operations. These costs primarily consist of fees paid for restructuring-related management consulting services, cash-based severance costs related to workforce reduction actions, asset write-downs of property and equipment and lease loss reserves, and other contract termination costs resulting from restructuring initiatives. • Acquisition related expenses and amortization. This item represents expenses incurred related to the Company’s business acquisition, which are non-recurring in nature, and amortization of acquired intangible assets, which is a non-cash expense. Acquisition related expenses and amortization of acquired intangible assets are not reflective of the Company's ongoing financial performance. • Reserve for non-recurring legal matter. This item represents a charge taken for the potential settlement cost related to a dispute with a vendor. This item is excluded as it relates to a specific matter and is not reflective of the Company’s ongoing financial performance. • Non-recurring debt prepayment fees and non-cash interest expense. This item consists primarily of amortization of debt issuance costs, accretion of debt discount and non-recurring debt settlement costs, because these expenses do not represent a cash outflow for the Company except in the period the financing was secured or when the financing was settled, and such amortization expense or settlement of debt costs is not reflective of the Company’s ongoing financial performance. • Loss on partial settlement of convertible notes. This item is reflected in other income (expense), net and represents (i) the difference between the carrying value and the fair value of the settled convertible notes and (ii) the inducement loss for the difference between the value of the shares issued to settle the convertible notes and the value of the shares that would have been issued under the original conversion terms with respect to the repurchased Notes due 2025, which is non-cash in nature and is not reflective of the Company’s ongoing financial performance. • Change in fair value of derivatives. This item is reflected in other income (expense), net and represents changes in fair value of the conversion option in the convertible notes due 2025, as well as the convertible note hedge and warrant transactions, which is non-cash in nature and is not reflective of the Company’s ongoing financial performance. • Non-GAAP income tax adjustment. This item represents the amount adjusted to the Company’s GAAP tax provision or benefit to present the non-GAAP tax amount based on cash tax expense and reserves. • Adjusted EBITDA. When calculating Adjusted EBITDA, in addition to adjustments described above, the Company excludes the impact of cash interest expense, net of interest income, income tax provision (benefit) and depreciation and amortization. • Free cash flow. This item represents net cash flows from operating activities plus deemed repayment of convertible notes attributable to accreted debt discount reported in operating activities and payments for acquisition reported in operating activities less purchases of property and equipment.

Badri Kothandaraman Chief Executive Officer 3© 2021 Enphase Energy, Inc.

Strategy Badri Kothandaraman Chief Executive Officer Installer Perspective Raul Vergara Cutler Bay, Chief Executive Officer Product Innovation Raghu Belur Chief Product Officer Installer Perspective Suleman Khan Swell, Chief Executive Officer ESG Lisan Hung General Counsel Financial Update Eric Branderiz Chief Financial Officer Q&A Management Lunch Demonstrations Digital Platform Network Operations Center Enphase Home Portable Energy System Product Displays Agenda 4© 2021 Enphase Energy, Inc.

Great Technology Products Market Innovative Massive 5© 2021 Enphase Energy, Inc. Transformation Solar to Energy

2021 So Far 1 As of Sept. 30, 2021 2 Total for the year assumes Q1'21 to Q3’21 actual and mid-point of Q4'21 guidance 3 Non–GAAP gross margin assumes Q1'21 to Q3'21 actual and mid-point of Q4'21 guidance. Refer to Appendix for reconciliation to the most comparable GAAP measure. 4 Includes Enphase systems as of Sept. 30, 2021, grossed up for non-managed and unconnected systems 6 2,095 Employees Globally with HQ in Fremont, California 900+ Installers In our Enphase Installer Network (EIN) Both Acquisitions Doing well and fully integrated 39 Million+ Microinverters shipped, representing approx. 12 GW 1.7 Million+ Systems In more than 130 countries 245 MWh IQ Battery shipments 40% Gross Margin Disciplined pricing and cost Shipping and supply constraints New products What worked well Challenges IQ8H™ is our highest power 1P1M microinverter with peak power of 384VA $1.37 Billion Revenue 77% Increase from 2020 1 2 3 1 1 4 2 © 2021 Enphase Energy, Inc.

Our Core Competencies Semiconductors Software Ensemble™ Solar Grid Generator EV Fuel cell Load control Storage AC 7© 2021 Enphase Energy, Inc.

8 55nm digital ASIC enabling microgrids Blazing fast response times Software-defined power Analog ASICs for more integration OUR CORE COMPETENCIES Semiconductors © 2021 Enphase Energy, Inc. The Swift ASIC in IQ8™ can respond quickly to changing grid conditions, 1000x faster than IQ7™

Software 9 Autonomous decision making of DERs IQ System Controller for on-site control Seamlessly transfers control between grid forming and grid following resources Enphase Cloud control for user settings Full-fledged IoT system © 2021 Enphase Energy, Inc. 1 Includes the IQ Gateway 2 Enphase internal data 1 OUR CORE COMPETENCIES Our 1.7 million+ systems in the field generate nearly 97 TB2 of data per year

10 Distributed architecture Hierarchical control A virtual area is a cluster of home(s) AC marketplace DER selection based on marginal cost Ensemble TM © 2021 Enphase Energy, Inc. OUR CORE COMPETENCIES

Customer Experience Quality Microinverter failure rate of 0.05% is a reality Added focus on battery quality Head start with LFP and 15-year limited warranty Network Operations Centre 11 Target NPS > 70; 1 minute wait times 24x7 operations worldwide Outage response teams Fleet analytics Service © 2021 Enphase Energy, Inc.1 Based on Enphase failure models and internal RMA data 1 OPERATIONAL EXCELLENCE Our IQ™ batteries are safer and operate at low voltage DC, around 65V

Global Supply Chain 12 Manufacturing sites Distribution centers Sydney, Australia Fuyong, Shenzhen, China Futian, Shenzhen, China Chennai, India Venlo, Netherlands Guadalajara, Mexico Long Beach, CA, USA Cell pack suppliers Xiaoshan, Hangzhou, China Dongguan, Guangdong, China © 2021 Enphase Energy, Inc. 3 CM Factories for microinverters; well diversified globally Adding CMs near customers for efficiency Capacity at 5M micros/Qtr; can be increased Tapping feeders near our CMs for logistics 2 cell pack suppliers > 720 MWh a year Globalization efforts on batteries underway OPERATIONAL EXCELLENCE At Salcomp’s Chennai factory, there are 10,000 workers; approx. 90% of them are women Enphase is one of the largest customers at Flex Fuyong, one of its oldest factories in China

OPERATIONAL EXCELLENCE

Gross Margin

Pricing

Value-based pricing discipline
Microinverters: grid-forming, quality, service, power
Storage: all-in-one, LFP, modular, genset integration
Load control and up to 15-year limited warranty[1]
Modest price increases to counter increase in CPI[2]

Cost

Alive and well on purchasing and negotiation
Microinverters: DC connectors, ASICs, semis, passives
Storage: Battery management and power conversion
Navigating macro supply and logistics issues today



IQ8+™ Microinverters can provide Sunlight Backup during an outage even without a battery



The MC4 DC connectors shown here can connect to solar panels without adapters

ENPHASE

[1] An additional 5-year limited warranty can be purchased. 10-year limited warranty is standard
[2] As of October 2021, the consumer price index (CPI) was 6.2% higher than a year ago

© 2021 Enphase Energy, Inc.

13

14 Executive team and core architects in Fremont Product teams in Bangalore, Christchurch, Austin, Montreal Service and Sales teams globally New product, software and marketing investments in 2022 OPEX Spending CAPEX Technology-focused spending No deviation from CM model Continue globalization of supply chain Headcount No big factories © 2021 Enphase Energy, Inc. 1 1 As of Sept. 30, 2021 BUSINESS PRINCIPLES

Our Strategy Build best-in-class home energy systems and deliver them to homeowners through our installer and distribution partners, enabled by a comprehensive digital platform 15© 2021 Enphase Energy, Inc.

Revenue


(in millions)
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$55
$75
$77
$79
$70
$76
$78
$92
$100
$134
$180
$210
$206
COVID-19
$125
$178
$265
$301
$316
$352
$400[1]
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Q3 '18
Q4 '18
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21[1]

48%[1]

CAGR



Started shipping IQ7™ Microinverters



Started shipping IQ™ Batteries



Scheduled to ship IQ8™ Microinverters

ENPHASE.

[1] Assumes mid-point of Q4'21 guidance

© 2021 Enphase Energy, Inc.

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The Enphase Energy System


ENPHASE CLOUD
IQ MICROINVERTER
EV CHARGER
UTILITY METER
MAIN LOAD CENTER
GENERATOR OR FUEL CELL
IQ SYSTEM CONTROLLER
IQ BATTERY
IQ LOAD CONTROLLER

ENPHASE

© 2021 Enphase Energy, Inc.

17

2022 SAM $4.8B 2025 SAM $6.2B Leverage increasing global TAM Strong performance in US; Europe 2X from 2020 to 2021 Added Italy, Brazil in 2021; Japan 2023 Ship IQ8™ Dec'21 and IQ8D™ Mar’22 Innovate further with IQ9™ and IQ9D™ 18 2022 SAM $0.2B 2025 SAM $2.0B Solar IQ8H™ which caters to 1 panel produces 384W AC, weighing 1.08kg IQ8D™which caters to 2 panels produces 640W AC, weighing 1.55kg © 2021 Enphase Energy, Inc. 1 Enphase internal data 2Wood Mackenzie data with Enphase estimate and internal pricing assumptions 2 2 2 2 1 THE ENPHASE ENERGY SYSTEM RESIDENTIAL COMMERCIAL

19 IQ Battery™ 3/10 (T) shipping now US, Germany, Belgium; 1,000+ certified US installers IQ Battery 5P in 2022 worldwide 2X power and lower cost (7.68 kW peak power for 5 kWh) Next generation IQ Battery in 2023 Focus on energy density: big step down in cost Storage 2022 SAM $2.3B 2025 SAM $4.5B © 2021 Enphase Energy, Inc. 2 2 1 Compared to IQ Battery 3/10 (T) 2 Wood Mackenzie data with Enphase estimate, Enphase internal pricing assumptions and $0.7B retrofit storage market per year 1 THE ENPHASE ENERGY SYSTEM RESIDENTIAL Our IQ batteries 3T/10T are nearly 50% thinner in depth compared to IQ batteries 3/10

Launching in US and India 1H’22 Energy security plus Energy-On-The-Go High quality cloud-connected device Roadmap: Integrate into Ensemble™ platform Portable Energy System 2022 SAM $0.5B 2025 SAM $2.5B 20© 2021 Enphase Energy, Inc. 11 1 Enphase internal data THE ENPHASE ENERGY SYSTEM RESIDENTIAL The Portable Energy System shown above has 1.3 kWh capacity with 1.6kW continuous and 3.2kW peak power

Strategic—makes every install a "whole home backup" Today: 4—circuit load control Basic and smart control options through Enphase App 2022: Target 12-circuit control and 24-circuit monitoring IQ Load Controller™ 21© 2021 Enphase Energy, Inc. THE ENPHASE ENERGY SYSTEM The IQ Load Controller™ available today can control 4 power-hungry loads.

EVs in US growing at CAGR of 40% Acquiring ClipperCreek: High-quality, Versatile support 1 in 7.5 non-Tesla vehicles is a ClipperCreek charger Accretive to our installers plus DTC Roadmap: Reduce costs; add smarts, V2X EV Charger 2022 SAM $0.2B 2025 SAM $6B 22© 2021 Enphase Energy, Inc. 44 1 US data for all EVs calculated from S&P Global Platts 2 ClipperCreek internal data 3 Refers to vehicle-to-grid and vehicle-to-home 4 Enphase and ClipperCreek internal data without TSLA, S&P Global Platts and Harrison Research 1 2 3 THE ENPHASE ENERGY SYSTEM RESIDENTIAL Definitive Agreement Signed. Anticipated close, Dec ‘21

Target specifications include 1.25kW AC power, 10-year limited warranty | 67% reduction in CO2 emissions | 99.9% reduction in CO emissions1 Made by Upstart Power and powered by IQ8™ Resilience Adder: Turns on, tops up battery and turns off Reliable, low maintenance and low emissions Grid-tied capability and ITC eligible AC Fuel Cell 2022 SAM $0.1B 2025 SAM $1.5B 23© 2021 Enphase Energy, Inc. 22 1 Compared to a standard ICE engine. Upstart internal data 2 Enphase internal data RESIDENTIAL THE ENPHASE ENERGY SYSTEM

Enables glitch-free transition for homeowners User-configurable options through the app AC-coupled architecture doesn't limit output power Compatible with the installed base of HSB generators Generator Integration 24© 2021 Enphase Energy, Inc. Usable Power Gen. Type Start type 2-wire, Utility Sense HSB AC (most models) 11.5 kW AC Integration Ensemble, Mobile App 1 Home Standby AC Generators 1 THE ENPHASE ENERGY SYSTEM KEY SPECIFICATIONS IQ™ inverters can be added at the output of generators to create a clean AC waveform and make them grid-tied resources

A homeowner in Rhode Island can make as much as $1,536/year for each 10 kWh Battery from the ConnectedSolutions program Getting started: 8+ programs in pipeline Business models: Aggregators and utilities Mainly on batteries today, other DERs to follow Enrollment, opt in/out and tracking for homeowners via app Grid services manager software for utilities to manage fleet Grid Services 25© 2021 Enphase Energy, Inc.1 Enphase internal data 1 THE ENPHASE ENERGY SYSTEM

HARNESSING AI FOR CUSTOMER EXPERIENCE

Our Data

2021[1] 5-min reporting	2025[2] 1-min reporting
1.7 M+ sites	4.8 M+ sites
39 M+ devices	100 M+ devices
62 B+ data points per day	800 B+ data points per day
97 TB+ data per year	1350 TB+ data per year

Energy production per home
Irradiance, Lat/Long, Shading
Efficiency, Panel-level Granularity

Energy consumption per home
Power, Current profile
Energy independence, Savings

System vitals and Events
Critical parameters
State changes

Installer stats and Performance
EIN Tier, Business Vitals
NPS, Cycle Times etc.

Homeowner profile
Consumption, Home Size
Appliances, Tariff, Incentives

Errors and Notifications
Faults and Returns
Account settings

Global weather data
Storm Alerts
Wildfire Alerts

Grid performance
Voltage, Frequency
Outage Incidents

[1] Enphase internal data as of Sept. 30, 2021
[2] Extrapolations till 2025 assuming 15% market growth per year, not Enphase specific

ENPHASE.
© 2021 Enphase Energy, Inc.
26

HARNESSING AI FOR CUSTOMER EXPERIENCE

Opportunities

Homeowners	Installers	Grid Operators	Internal Operations	New Services
Intelligent home energy management	Quick, accurate full system designs	Real-time improved grid services	Accurate models for prediction of failures	Production and consumption forecasting
Grid quality and outage prediction	Auto panel placement and SLD generation	Improving localized power quality	Automation of the returns business process	Weather service for better alerts and warnings
Panel cleaning and shading alerts	Quick site setup and fully automated permits	Load shifting to match renewable generation	Preventive maintenance alerts	Appliance signature and failure prediction
Tariff selection, efficient off-grid usage and savings	Better lead generation and qualification	Efficient and controlled recovery from outages	Learning AHJ Database for high-quality permits	Efficient O&M with scheduling and dispatching
Grid services to improve system ROI	Optimized site visits	Vehicle-To-Grid management	ROI-based system upgrade to add more resources	Transactive energy marketplace

ENPHASE.
© 2021 Enphase Energy, Inc.
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The Enphase Installer Platform Vision

Reduce installation soft costs

Integrate all services for installers

Focus on ease of doing business for installers

1	2	3	4	5	6
Lead Management	**Design and Proposal**	**Financing and Contract**	**Permit Plan Sets**	**Installation and Commissioning**	**Operations and Maintenance**
Provide leads directly into the Installer CRM platform	**Solargraf Pro™** makes state-of-the-art design and proposal software	**Solargraf Pro** brings Fintech partners to our installers to close sales	**Solargraf Pro** helps installers with fast turn-around on their permits	Enphase Installer App allows for seamless installation of products	Help installers do O&M services by providing them with a tech platform

ENPHASE.

© 2021 Enphase Energy, Inc.

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Solargraf Pro™

Design and Proposal



900+ installers today[1]

Launching Q1'22: Shading, 3D, Storage

Battery sizing: modes and appliances

Comprehensive tariffs and incentives

Roadmap: SLDs, AHJ design rule checks

Financing and Contract


Apply For Financing
MOSAIC
goodleap
DIVIDEND
GreenSky

Brings Fintech partners into proposals through APIs

Provides choices for diverse consumer needs

Enables easy loan approval process at point of sale

Allows for e-signing of contracts

Permit Plan Sets


RESIDENTIAL SOLAR PHOTOVOLTAIC SYSTEM

Covers all 50 states and AHJs

Supports solar, storage, generator, EVs

Target 24-hour turnaround time to installer

AHJ learning database for quality

2022: Full automation and self-service

ENPHASE.

[1] Enphase internal data

© 2021 Enphase Energy, Inc.

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Just The Beginning Over 300 patents Home Energy systems and digital platform $23 Billion SAM by 2025 Great Technology Products Market Innovative Massive 1 Wood Mackenzie and Enphase internal data 1 30© 2021 Enphase Energy, Inc.

Raul Vergara Chief Executive Officer Cutler Bay Solar Solutions 31© 2021 Enphase Energy, Inc.

Founded in 2013 with 3 employees; 50 employees today South Florida HQ; family owned and operated Install locations in South Florida with expansion plans into Central Florida Dedication to fantastic customer experience Heavy involvement in rooftop solar activism and education in South Florida community Turnkey solar solutions for homeowners About Us 32© 2021 Enphase Energy, Inc. CUTLER BAY SOLAR SOLUTIONS

33 Installations 978 Solar Systems 35,719 microinverters 972 IQ Batteries™ 3.3 MWh of storage 100% Energized By Enphase © 2021 Enphase Energy, Inc. CUTLER BAY SOLAR SOLUTIONS

34 Thank you! © 2021 Enphase Energy, Inc.

Raghu Belur Chief Product Officer 35© 2021 Enphase Energy, Inc.

Ensemble Distributed architectures always win AC architecture is simple and universal IQ8™ is a foundational element Hierarchical control: Primary, Secondary and Tertiary control TM 36© 2021 Enphase Energy, Inc. THE ENPHASE ENERGY SYSTEM

Ensemble is a generalized solution Architecture is extensible beyond a single home Enables coordination of nested areas Transactive energy 37© 2021 Enphase Energy, Inc. Ensemble TM THE ENPHASE ENERGY SYSTEM

THE IQ9™ FAMILY

Best-in-Class Power Density

High power microinverters for 600 W single and dual modules
- 50% more power density compared to IQ8™

GaN allows for high power and fast switching of AC FETs
- Has > 1000x less resistance than silicon for given voltage

2x switching frequency reduces transformer size by 30%

New gate driver ASIC reduces part count

New features: variable frequency and 3ϕ microgrid forming

KEY SPECIFICATIONS[1]

	Max Power	Power density	Switching frequency
IQ9	500 WAC	1.5x IQ8	~200 kHz
IQ9D	960 WAC	1.5x IQ8	~200 kHz


Performance of GaN and SiC versus Silicon devices
R_{ON} (Ωmm²)
10
1
0.1
0.01
0.001
0.0001
10
100
1000
10000
Breakdown Voltage (V)
Si Limit
SiC Limit
GaN Limit

Gallium Nitride (GaN) is a wide-bandgap device (3.2 eV) helps in making power electronics smaller, faster and energy efficient

ENPHASE.

[1] Target specifications subject to change

© 2021 Enphase Energy, Inc.

38

Best-in-Class Power Density 39 IQ8™ Transformer ~30% smaller GaN Devices up to 200% faster New Gate Driver ASIC Reduces part count © 2021 Enphase Energy, Inc. IQ9™ Streamlined Chassis ~15% lower footprint 1 Compared to IQ8 1 1 1 1 THE IQ9TM FAMILY

Best-in-Class Power Density 40© 2021 Enphase Energy, Inc. Transformer ~30% smaller GaN Devices up to 200% faster New Gate Driver ASICs Reduces part count Streamlined Chassis >15% lower footprint Two pieces 1 1 1 1 IQ9™ 1 Compared to IQ8 THE IQ9TM FAMILY

Minimizing Overhead From Cell Pack to Product 41© 2021 Enphase Energy, Inc. 1 1 Target specifications subject to change THE NEXT GENERATION IQ BATTERYTM ~50 Wh/L ~100 Wh/L IQ Battery 3T™ Next generation IQ Battery™

Minimizing Overhead From Cell Pack to Product 42© 2021 Enphase Energy, Inc. ~50 Wh/L ~100 Wh/L IQ Battery 3T™ Next generation IQ Battery™ IQ9D-BAT™ with Battery Mgmt. Battery Pack Battery Pack IQ8X-BAT™ Battery Mgmt. 1 1 Target specifications subject to change THE NEXT GENERATION IQ BATTERYTM

Integrating Power Conversion with Battery Management 43 IQ9D-BAT Inverter™ Enabler for the next generation IQ Battery™ Combined battery and power management Single board replaces seven from before Single firmware image Max Power Peak Power 3000 W1500 W © 2021 Enphase Energy, Inc. 343 mm154 mm 61 mm 1 Target specifications subject to change THE NEXT GENERATION IQ BATTERYTM KEY SPECIFICATIONS Just like how one solar microinverter interfaces with one panel on the roof, we have only one battery microinverter interfacing with one cell pack, optimizing cost 1

Microgrid Interconnect Device (MID) in the Collar Simplifies and speeds up installs, while improving quality Enables storage for meter-main-combo homes without rewiring Pre-installed CTs reduces installation errors Requires utility approval Meter Collar 44 Rating Compliance Communication CANUL414200A © 2021 Enphase Energy, Inc. THE ENPHASE ENERGY SYSTEM KEY SPECIFICATIONS This is an example of a meter collar between the meter and the meter socket which typically takes less than 30 minutes to install

EVs globally growing nearly 30% per year till 2025 Smart charging will be a requirement (source, rate, duration) Bi-directional V2H and V2G adds resiliency to home and grid Ongoing debate on charging via the EV's AC or DC port Integration into Ensemble™ will enhance customer experience Power Grid Compliance Bi-Directional AC/DC portIEEE15479.6KW Integration Ensemble EV Charger 45© 2021 Enphase Energy, Inc. 1 1 US and EU data for all EVs calculated from S&P Global Platts THE ENPHASE ENERGY SYSTEM KEY SPECIFICATIONS Adding an EV increases home consumption typically by ~15KWh/day

Solid Oxide Fuel Cell with IQ8™ power management Resiliency Adder: Energy device tops up IQ™ batteries Easy install, modular, and scalable Ongoing focus to optimize cost and power Power Cycles Fuel efficiency 2–3x2501.25KW AC Fuel Cell 46© 2021 Enphase Energy, Inc. Cold Zone Air Exhaust Power output Air Intake Mid Zone Hot Zone Fuel Intake 1 Compared to a standard ICE engine. Upstart internal data THE ENPHASE ENERGY SYSTEM KEY SPECIFICATIONS 67% reduction in CO2 emissions and 99.9% reduction in CO emissions1 1

60% increased demand due to EV and electrification Intelligent and connected DERs Distributed cloud architecture more scalable, safer, and less expensive Grid Services 47© 2021 Enphase Energy, Inc. 1 1 Enphase internal assumptions THE ENPHASE ENERGY SYSTEM

We Have It All Over 300 patents Home energy systems and digital platform Simple and Universal Great Technology ProductsArchitecture InnovativeAC 48© 2021 Enphase Energy, Inc.

49© 2021 Enphase Energy, Inc. Suleman Khan Chief Executive Officer Swell

About Us Launched in 2015 as a Residential Energy Storage Platform • Sales, installation & financing of ES / PV+ES systems (via DTC & Channel) • VPP Aggregator-Operator interfacing between homeowners and utilities 100+ employees across four business units • Customer Acquisition • Project Fulfillment • Project Finance • Grid Services Swell enables aggregated virtual power plants (“VPPs”) that provide capacity and grid balancing services for utilities • Swell currently has utility grid services contracts to deploy DER systems to 15,000 homes (341 MWh) across 9 VPPs in 3 states Signed multi-year partnership agreement with Enphase to provide solar + storage solutions together with Swell’s VPP programs 50© 2021 Enphase Energy, Inc. Customer sited DERs are aggregated to provide grid services Grid service revenue enables further adoption of DERs by consumers III. Project finance I. Customer acquisition IV. Grid services II. Project fulfillment SWELL

SWELL

A platform for the mass deployment and management of DERs providing VPP enablement services to utilities and partners powered by an end-to-end technology platform.

swell DER Programs

Swell VPP managed services

- Customer acquisition
- Project fulfillment
- Project finance
- Grid services

+

Swell VPP technology platform

- Compass (host engagement)
- Wave (sales & fulfillment)
- Armada (Fleet mgmt.)

+

Energy Storage

Rooftop Solar

Smart Home

EV Charging

=

Utility value delivered

Energy procurement cost management

- Wholesale energy cost arbitrage
- Wholesale demand charge mitigation
- Capacity/RA
- Ancillary services / market participation

+

Grid/network cost management

- Distribution network CapEx deferral
- Integration of renewable assets
- Transmission congestion mgmt.

+

Consumer value delivered

Enhanced retail consumer experience

- Enhanced reliability & energy security
- Optimized PV self-consumption
- GridSavings (bill management)
- GridRevenue (VPP participation)

Swell provides a turnkey DER deployment & management platform that **optimizes utility value** while **enhancing customer experience.**

ENPHASE

© 2021 Enphase Energy, Inc.

51

52 Swell OC VPP | VPP Homes: 2,000 The Need The decommissioning of the San Onofre nuclear plant led to diminished capacity for SCE in the Irvine, CA area. The Solution SCE has commissioned Swell to establish a 20 MWh Virtual Power Plant to restore a portion of this lost capacity. Swell 805 VPP | VPP Homes: 6,000 The Need The decommissioning of the Aliso Canyon gas storage facility led to diminished capacity for SCE in Ventura and Santa Barbara Counties, CA. SCE was directed by the California state senate to procure non-gas resources in order to re-establish this lost capacity. The Solution SCE has commissioned Swell to establish a 60 MWh Virtual Power Plant to restore a portion of this lost capacity. Swell Nalu VPP VPP Homes: 6,000 The Need Hawai’ian electric companies (HECO) sought to procure grid services from customer-sited renewable generation in response to orders from the Hawai’i Public Utilities Commission. Maui Hawai’i O’ahu Swell’s Virtual Power Plants enable utilities to benefit from customer-sited PV and Energy Storage to address critical capacity needs and growing distribution grid challenges. © 2021 Enphase Energy, Inc. Case Studies The Solution Using residential customer-sited DERs, Swell is offering three distinct grid services: capacity reduce (discharging during peak times), capacity build (charging from excess wind energy), and frequency regulation. SWELL

53© 2021 Enphase Energy, Inc. Lisan Hung General Counsel

54© 2021 Enphase Energy, Inc. Advancing a sustainable future for all Committing to a robust approach Aligning with our Investment Community Developing technology and products to make energy accessible and reliable Reducing environmental impact in our operations and designing products with smaller footprint Expanding our portfolio with products that reduce the home energy carbon footprint Continue responsible supply chain sourcing Focus on enhancing our people and our communities Increase transparency and accountability Board oversight Established ESG taskforce Hired Director of ESG Identified ESG guidelines and frameworks Published inaugural ESG report and launched ESG web page ESG Achieving Long-Term Outperformance

55© 2021 Enphase Energy, Inc. Eric Branderiz Chief Financial Officer

56© 2021 Enphase Energy, Inc. 1 Non–GAAP measures. Refer to Appendix for reconciliation to the most comparable GAAP measure 2 2021 assumes Q1'21 to Q3'21 actual and mid-point of Q4'21 guidance 48% Revenue CAGR Consistently profitable Retaining our baseline financial model based on current macro Revenue and Gross Margin Revenue Non-GAAP gross margin % 1 Non-GAAP operating income (loss) % 1 FINANCIALS

57© 2021 Enphase Energy, Inc. Strong cash position Access to capital markets when needed • Best terms in history for green convertible notes issued in March 2021 • 5-year term at zero coupon and 70% conversion premium Sustainable cash generation model Quick cash conversion cycle 1 Non–GAAP measures. Refer to Appendix for reconciliation to the most comparable GAAP measure 2 2021 assumes Q1'21 to Q3'21 actual and mid-point of Q4’21 guidance. 2021 cash balance excludes payments for acquisitions, if any. EBITDA, Free Cash Flow, Cash And Debt Adjusted EBITDA 1 Free cash flow 1 Cash, cash equivalents, restricted cash and marketable securities Total debt FINANCIALS

FINANCIALS

Simple Capital Allocation Due To Scalable Business Model

Value Creating
High Growth Stage

1. **Invest in Organic Growth**
   Sustain growth and retain competitiveness

   CapEx Lite: Invest in capacity, global supply chain diversification and cost reduction

   OpEx Lite: Invest in innovation, new products and new markets. Increased operating leverage through economies of scale.

2. **Mergers and Acquisitions**
   Accelerate Growth

   Accretive bolt-on acquisitions such as the SunPower deal, Sofdesk, and DIN

   Performance measured by ROI, IRR and payback

Value Distributing
Stable and Mature Business

3. **Debt Repayment**

   Convertible notes of $102.2M due 2025, $632.5M due 2026 and $575M due 2028: can be settled in cash, shares or in combination

   Raise debt vs. equity for any additional capital required to optimize WACC

4. **Share Buyback**
   When stock is undervalued vs. intrinsic value

   Executed $200M buyback in May 2021 for 1.7 million shares at $117/share

   $500M Share buyback authorization with execution subject to BOD approval

ENPHASE
© 2021 Enphase Energy, Inc.
58

59© 2021 Enphase Energy, Inc. Increasing Our ‘Share Of Wallet’ Per Home 1 Enphase internal data and approximate estimates 2 Exiting 2021 based on mid-point of Q4’ 21 guidance 3 Refers to IQ7, IQ7+, IQ7X, IQ7A and IQ8, IQ8+, IQ8M, IQ8A, IQ8H with 20 micros per home 4 Assumes 10 kWh battery 2019 2021 2023+ IQ7TM family of microinverters3 $2,000 IQ7 TM family of microinverters3 +IQ BatteryTM $2,300 $6,200 - $7,200 IQ8TM family of microinverters3 +IQ Load controller, EV Charger, Fuel Cell, Grid Services, Software Premium for sunlight backup +IQ BatteryTM $6,200 - $7,200 Enphase potential per home1 Enphase potential per home1 $2,000 $9,000 Enphase potential per home1 $12,000 1 2 4 4 FINANCIALS

FINANCIALS

Global Revenue Growth Framework

Residential Solar

Projecting to ship ~10.2Mu microinverters, ~3.5GW$_{dc}$ in 2021[1]

SAM assumed to grow at a baseline of 15% CAGR from 2021 through 2025[2]

Expect to grow faster than market based on product differentiation

Microinverter capacity available at > 5Mu/Q exiting 2021[3]

Qualify additional CMs worldwide to ease logistics for customers

Expect modest ASP decline through 2025

Expect improvement in supply chain and logistics constraints through the first half of 2022

Residential Storage

Projecting to ship ~245MWh in 2021[1]

2021 SAM 1.5GWh[2]

SAM at 55% CAGR from 2021 through 2025[2]

Battery cell pack capacity available at 180MWh/Q exiting 2021[3]

Sales reaching current cell pack capacity in the second half of 2022

Capacity upside with existing suppliers available as needed. Qualifying a third cell pack supplier in 2022

Expect ASP decline through 2025

IQ8™ enables smaller battery systems, accelerating market penetration

Small Commercial Solar System

IQ8D™ product launch in Q1 2022 to serve small commercial projects of 20KW to 500KW

Minimal revenue contribution in 2022 due to new market segment

SAM of $1.7B in 2023 and $2B in 2025[2]

Premium pricing with software defined platform for asset managers

Post product proliferation, expect 5% per year market share capture

Portable Energy System

SAM of $1.6B in 2023 and $2.5B in 2025[3]

General availability in 2H'2022

Expect modest market share capture at launch

Large market share capture opportunity with product differentiation: cloud connectivity, and Ensemble integration

Direct-to-consumer product available on Enphase store in addition to stocking at our installers and distributor partners globally

EV Charger

Expect to acquire ClipperCreek at $110M cash at close plus $40M earn-outs in ENPH stock

Projecting 2021 sales of ~21Ku sales in the U.S EV market[4]

Expect U.S EV market at 40% CAGR from 2021 through 2025[4]

Expect our U.S sales growth in-line with the market CAGR

Post-close synergies include moving manufacturing to Enphase CMs, leveraging our global installer and distribution network and entering new regions

Will add cloud connectivity through Enphase App and V2X capabilities

[1] 2021 assumes Q1'21 to Q3'21 actual and mid-point of Q4'21 guidance
[2] Wood Mackenzie data with Enphase estimate
[3] Enphase internal data
[4] Enphase/ClipperCreek internal data, based on S&P Global Platts for all EVs in US

ENPHASE.

© 2021 Enphase Energy, Inc.

60

Great 61 Technology Products Market Innovative Massive Transformation Full home electrification is inevitable © 2021 Enphase Energy, Inc.

Q&A 62© 2021 Enphase Energy, Inc.

63© 2021 Enphase Energy, Inc.

Appendix 64© 2021 Enphase Energy, Inc.

65© 2021 Enphase Energy, Inc. GAAP To Non-GAAP Reconciliation 1 2021 assumes Q1'21 to Q3'21 actual and mid-point of Q4’21 guidance $ in millions 2017 2018 2019 2020 2021 1 GAAP gross profit 56.0$ 94.4$ 221.2$ 346.0$ 545.1$ Stock-based compensation 1.1 1.1 1.7 3.7 9.0 Tariff refunds - - - (38.9) - Non-GAAP gross profit 57.1$ 95.5$ 222.9$ 310.8$ 554.1$ Non-GAAP gross margin % of revenue 20.0% 30.2% 35.7% 40.1% 40.5% $ in millions 2017 2018 2019 2020 2021 1 GAAP operating income (loss) (39.4)$ 1.6$ 102.7$ 186.4$ 191.6$ Stock-based compensation 6.8 11.4 19.5 42.5 129.9 Tariff refunds - - - (38.9) - Reserve for non-recurring legal matter - 1.8 - - - Restructuring and asset impairment charges 16.9 4.1 2.6 - - Acquisition related expenses and amortization - 1.6 2.2 2.5 11.3 Non-GAAP operating income (loss) (15.7)$ 20.5$ 127.0$ 192.5$ 332.8$ Non-GAAP operating income (loss) % of revenue -5.5% 6.5% 20.3% 24.9% 24.3% APPENDIX

APPENDIX

GAAP To Non-GAAP Reconciliation

$ in millions	2017	2018	2019	2020	2021[1]
GAAP net income (loss)	$ (45.2)	$ (11.6)	$ 161.1	$ 134.0	$ 119.2
Interest expense, net	7.9	9.6	7.2	18.8	45.5
Depreciation and amortization	9.0	9.7	14.1	18.1	26.7
Income tax provision (benefit)	0.1	1.4	(71.0)	(14.6)	(29.1)
Stock-based compensation	6.8	11.4	19.5	42.5	129.9
Tariff refunds	-	-	-	(39.6)	-
Restructuring and asset impairment charges	16.9	4.1	2.6	-	-
Acquisition-related expenses	-	0.7	-	0.3	5.5
Reserve for non-recurring legal matter	-	1.8	-	-	-
Non-recurring debt prepayment fees	-	-	6.0	-	-
Loss on partial settlement of convertible notes	-	-	-	3.0	56.4
Change in fair value of derivatives	-	-	-	44.3	-
Adjusted EBITDA	$ (4.5)	$ 27.1	$ 139.5	$ 206.8	$ 354.1

$ in millions	2017	2018	2019	2020	2021[1]
Cash flow from operations	$ (28.4)	$ 16.1	$ 139.1	$ 216.3	$ 326.9
Purchases of property and equipment	(4.1)	(4.1)	(14.8)	(20.5)	(59.2)
Deemed repayment of convertible notes due 2024 and notes due 2025 attributable to accreted debt discount	-	-	-	3.1	15.6
Payments for acquisition reported in cash flows from operating activities	-	10.0	-	-	-
Free cash flow	$ (32.5)	$ 22.0	$ 124.3	$ 198.9	$ 283.3

ENPHASE.

[1] 2021 assumes Q1'21 to Q3'21 actual and mid-point of Q4'21 guidance

© 2021 Enphase Energy, Inc.

66

APPENDIX

SAM Market Data

Residential Solar[1]

	2021	2022	2023	2024	2025	CAGR
SAM (MW)	**13,215**	**15,779**	**19,266**	**22,245**	**24,158**	**16%**
NA	4,629	5,249	5,769	6,923	7,961	15%
LATAM	634	886	1,256	1,509	1,766	29%
EUR	4,609	5,091	5,387	5,705	5,719	6%
APAC	3,343	4,553	6,854	8,108	8,711	27%
SAM ($ In millions)	**$4,192**	**$4,756**	**$5,520**	**$6,054**	**$6,244**	**10%**
NA	$1,451	$1,563	$1,632	$1,861	$2,033	9%
LATAM	$202	$269	$362	$413	$459	23%
EUR	$1,471	$1,544	$1,552	$1,561	$1,487	0%
APAC	$1,067	$1,381	$1,974	$2,219	$2,265	21%

Residential Storage[1,2]

	2021	2022	2023	2024	2025	CAGR
SAM (MWh)	**1,478**	**2,811**	**5,398**	**6,770**	**8,916**	**57%**
NA	831	1,905	2,817	2,990	3,648	45%
LATAM	85	178	259	387	480	54%
EUR	418	552	1,012	1,622	1,948	47%
APAC	143	176	1,310	1,772	2,839	111%
SAM ($ In millions)	**$1,005**	**$1,625**	**$2,807**	**$3,168**	**$3,843**	**40%**
NA	$565	$1,101	$1,465	$1,399	$1,572	29%
LATAM	$58	$103	$135	$181	$207	38%
EMEA	$284	$319	$526	$759	$840	31%
APAC	$97	$102	$681	$829	$1,224	88%

NON-TLSA EV Charger[4,5]

	2021	2022	2023	2024	2025	CAGR
TAM (Mu)	**1.8**	**2.3**	**3.1**	**4.1**	**5.2**	**30%**
US	0.2	0.3	0.5	0.8	1.2	63%
EUR	1.6	2.0	2.6	3.2	4.0	25%
SAM (Mu)	**0.2**	**0.3**	**3.1**	**4.1**	**5.2**	**137%**
US	0.2	0.3	0.5	0.8	1.2	63%
EUR	-	-	2.6	3.2	4.0	
SAM ($ In millions)	**$149**	**$245**	**$2,715**	**$4,254**	**$5,985**	**152%**
US	$149	$245	$476	$880	$1,354	74%
EUR	-	-	$2,239	$3,374	$4,631	

	2021	2022	2023	2024	2025
Storage Retrofit		**$650**	**$650**	**$650**	**$650**
Fuel Cell		**$87**	**$1,319**	**$1,336**	**$1,536**
TOTAL SAM	**$5,346**	**$8,020**	**$16,386**	**$19,404**	**$22,768**

Small Commercial Solar[1]

	2021	2022	2023	2024	2025
SAM (MW)	**-**	**1,057**	**9,085**	**10,720**	**11,473**
NA	-	852	892	877	935
LATAM	-	205	1,567	1,839	2,017
EUR	-	-	1,615	2,764	2,798
APAC	-	-	5,011	5,240	5,723
SAM ($ In millions)	**-**	**$204**	**$1,776**	**$1,994**	**$2,027**
NA	-	$162	$161	$150	$152
LATAM	-	$43	$309	$344	$359
EUR	-	-	$319	$518	$498
APAC	-	-	$988	$982	$1,018

Portable Energy System[3]

	2021	2022	2023	2024	2025
SAM (Mu)	**-**	**0.26**	**0.98**	**1.25**	**1.64**
NA	-	0.19	0.53	0.66	0.88
EUR	-	0.06	0.32	0.42	0.54
LATAM	-	0.00	0.05	0.07	0.09
APAC	-	0.01	0.08	0.11	0.14
SAM ($ In millions)	**-**	**$452**	**$1,599**	**$1,948**	**$2,483**
NA	-	$328	$880	$1,046	$1,360
EUR	-	$102	$504	$628	$784
LATAM	-	-	$85	$111	$141
APAC	-	$22	$130	$163	$198

EV Charger with TLSA[4]

	2021	2022	2023	2024	2025	CAGR
TAM (Mu)	**2.2**	**2.8**	**3.6**	**4.6**	**6.0**	**29%**
US	0.4	0.6	0.8	1.2	1.6	41%
EUR	1.8	2.2	2.8	3.5	4.3	25%
TAM ($ In millions)	**$1,946**	**$2,338**	**$3,125**	**$4,840**	**$6,845**	**37%**
US	$373	$491	$717	$1,212	$1,865	50%
EUR	$1,573	$1,847	$2,407	$3,628	$4,979	33%

ENPHASE

[1] Wood Mackenzie and Enphase internal estimates and pricing assumptions
[2] Excludes retrofit opportunities
[3] Enphase internal estimates
[4] S&P Platts, Harrison Research and ENPH/ClipperCreek internal estimates
[5] Excludes estimated TLSA vehicles from Harrison Research

© 2021 Enphase Energy, Inc.

67

© 2021 Enphase Energy. All rights reserved. Enphase, the "e" logo, IQ, IQ7, IQ7+, IQ7X, IQ7A, IQ8, IQ8+, IQ8M, IQ8A, IQ8D, IQ8H,IQ9, IQ9D, IQ9D-BAT Inverter, IQ Battery, IQ Battery 3T, IQ Gateway, Ensemble, Solargraf Pro, and certain other names and marks are registered trademarks of Enphase Energy, Inc. Other names are for informational purposes and may be trademarks of their respective owners.